SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2003

ELI LILLY AND COMPANY

(Exact name of registrant as specified in its charter)

Indiana	001-06351	35-040950
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Lilly Corporate Center
Indianapolis, Indiana		46285
(Address of Principal		(Zip Code)
Executive Offices)

Registrant’s telephone number, including area code: (317) 276-2000

No Change

(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Statement Re: Computation of Ratio of Earnings
Consent of Independent Auditors
Management's Discussion and Analysis

Item 5. Other Events.

Pursuant to Rule 424(b)(5) under the Securities Act of 1933, subsequent to the filing of this Current Report on Form 8-K (the “Form 8-K”), Eli Lilly and Company intends to file a prospectus and prospectus supplement (the “Prospectus”) with the Securities and Exchange Commission relating to an offering of up to $500 million of fixed rate notes. The financial statements and other information included in this Form 8-K have been filed for the purpose of incorporating by reference such financial statements and other information into the Prospectus.

Item 7. Financial Statements and Exhibits.

Exhibit Number	Exhibit

(12)	Statement Regarding Computation of Ratio of Earnings From Continuing Operations to Fixed Charges

(23)	Consent of Independent Auditors

(99.1)	Management’s Discussion and Analysis of Financial Condition and Results of Operations; Audited Consolidated Financial Statements of Eli Lilly and Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELI LILLY AND COMPANY (Registrant)

By: /s/ Thomas W. Grein

Name: Thomas W. Grein
Title: Vice President and Treasurer

Dated: March 12, 2003

EXHIBIT INDEX

Exhibit Number	Exhibit

(12)	Statement Regarding Computation of Ratio of Earnings From Continuing Operations to Fixed Charges

(23)	Consent of Independent Auditors

(99.1)	Management’s Discussion and Analysis of Financial Condition and Results of Operations; Audited Consolidated Financial Statements of Eli Lilly and Company